                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 1, 1999

                  Empress Entertainment, Inc. (the "Company")
         Empress River Casino Finance Corporation ("Empress Finance")
         ------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

           Delaware                     333-60361                36-3932031
           Delaware                     333-60361                36-3929804
(State or other jurisdiction of  (Commission File number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


2300 Empress Drive, Joliet Illinois                 60436
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(Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (815) 744-9400
                                                    ---------------

               ________________________________________________
          Former name or former address, if changed since last report
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 Item 2.        Acquisition or Disposition of Assets.
                -------------------------------------

     Empress Entertainment, Inc. (the "Company"), which is one of the largest operators of riverboat casinos serving the Chicago metropolitan area, today announced that it had closed the sale of its two operating subsidiaries, Empress Casino Joliet Corporation ("Empress Joliet") and Empress Casino Hammond Corporation ("Empress Hammond"), operators of successful riverboat casinos in Joliet, Illinois and Hammond, Indiana.

     On September 2, 1998, the Company, Empress Hammond and Empress Joliet entered into an Agreement and Plan of Merger with Horseshoe Gaming, L.L.C., Horseshoe Gaming Holding Corp. and certain of its affiliates. Pursuant to the Merger Agreement, Horseshoe Gaming Holding Corp. acquired from the Company all of the outstanding stock of Empress Hammond and Empress Joliet via two simultaneous merger transactions for approximately $609 million in cash, payable at closing on December 1, 1999.

     Simultaneously with the closing of the mergers, Horseshoe Gaming Holding Corp. assumed the obligations of the Company under the Company's outstanding publicly registered $150 million of 8-1/8% Senior Subordinated Notes due 2006. Following this assumption by Horseshoe, the Company and Empress River Casino Finance Corporation have been discharged from any obligations under the Notes and will cease to be reporting companies under the Securities Exchange Act of 1934, as amended. Empress Joliet and Empress Hammond, which will continue to operate as wholly-owned subsidiaries of Horseshoe Gaming Holding Corp., will remain as guarantors of the Notes.

     Certain statements in this Report constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information

(c)  Exhibits

2.1 Agreement and Plan of Merger, dated as of September 2, 1998, by and among the Company, Empress Hammond, Empress Joliet and Horseshoe Gaming, L.L.C., a Delaware limited liability company ("Horseshoe"), Horseshoe Gaming (Midwest), Inc., a Delaware corporation ("Horseshoe Midwest"), Empress Acquisition Illinois, Inc., a Delaware corporation ("Empress Illinois"), Empress Acquisition Indiana, Inc., a Delaware corporation ("Empress Indiana"), incorporated by reference to Exhibit 2.6 of the Company's Pre-Effective Amendment No. 1 to Registration Statement on Form S-4, filed September 11, 1998.

2.2 First Amendment to Agreement and Plan of Merger, dated as of March 25, 1999, by and among the Company, Empress Hammond, Empress Joliet and Horseshoe, Horseshoe Midwest, Empress Illinois, Empress Indiana, incorporated by reference to Exhibit 2.7 of the Company's Annual Report on Form 10-K, filed March 31, 1999.

2.3 Second Amendment to Agreement and Plan of Merger, dated as of July 23, 1999, by and among the Company, Empress Hammond, Empress Joliet and Horseshoe, Horseshoe Midwest, Empress Illinois, Empress Indiana, incorporated by reference to Exhibit 2.7 of the Company's Annual Report on Form 10-Q, filed June 30, 1999.

2.4* Assumption Agreement, dated as of November 18, 1999, by and among the Company, Empress Hammond, Empress Joliet and Horseshoe, Horseshoe Midwest, Empress Illinois, Empress Indiana, Horseshoe Gaming Holding Corp., a Delaware corporation ("HGHC"), Horseshoe Acquisition Illinois, Inc., an Illinois corporation ("Horseshoe Illinois"), and Horseshoe Acquisition Indiana, Inc., an Indiana corporation ("Horseshoe Indiana").

10.1 Consulting Agreement, dated as of July 23, 1999, by and between the Company and Horseshoe, incorporated by reference to Exhibit 10.28 of the Company's Annual Report on Form 10-Q, filed June 30, 1999.

*Exhibit filed as part of this Form 8-K.



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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Company and Empress Finance have duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 1, 1999


EMPRESS ENTERTAINMENT, INC.


By:/s/ Peter A. Ferro, Jr.
   ____________________________________________
   Peter A. Ferro, Jr., Chief Executive Officer


EMPRESS RIVER CASINO FINANCE CORPORATION


By:/s/ Peter A. Ferro, Jr.
   ____________________________________________
   Peter A. Ferro, Jr., Chief Executive Officer